UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           March 10, 2003

LANCER CORPORATION

(Exact name of registrant as specified in its charter)

Texas	0-13875	74-1591073
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6655 Lancer Blvd., San Antonio, Texas		78219
(Address of principal executive offices)		(Zip Code)

(210) 310-7000
Registrant’s telephone number, including area code:

Item 5. Other Events

The registrant’s news release dated March 10, 2003 is attached as Exhibit 99.2.

Item 7(c). Exhibits

•                                          99.2         News release dated March 10, 2003.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                LANCER CORPORATION

                                                                                                                (Registrant)

March 10, 2003,                                                                                    By: /s/ GEORGE F. SCHROEDER
                                                                                                                            George F. Schroeder
                                                                                                                            Chief Executive Officer

EXHIBIT INDEX

99.2         News release dated March 10, 2003.